ITEM 14



                                  EXHIBIT 10.9

                           FIRST AMENDMENT AND CONSENT
                                       TO
                                 LOAN AGREEMENT


     THIS FIRST AMENDMENT AND CONSENT TO LOAN AGREEMENT dated as of August 23, 1996 (this "First Amendment") is entered into among Muehlstein Holding Corporation, a Delaware corporation ("Holdings"), H. Muehlstein & Co., Inc., a New York corporation (the "Company"), Pegasus Polymers International Inc., a Connecticut corporation ("Pegasus"), and Muehlstein International, Ltd., a New York corporation ("Muehlstein International"; and together with the Company and Pegasus, the "Borrowers"), and FINOVA Capital Corporation, a Delaware corporation ("Lender"), and relates to that certain Loan Agreement dated as of February 9, 1996 (as supplemented or otherwise modified from time to time prior to the "First Amendment Effective Date" (as defined in Section 7 below), the "Loan Agreement"), among Holdings, the Borrowers, and Lender.

                              W I T N E S S E T H:

     WHEREAS, the Company plans to form a two new Wholly Owned Subsidiaries, Muehlstein Financial Corporation, a Delaware corporation ("Finsub"), and Polymers International Financial Corporation, a Delaware corporation ("Finsub2");

     WHEREAS, the Company, Muehlstein International, Finsub and Finsub2 plan to enter into the Permitted Receivables Transaction Documents (as defined in Section 2.1(q) below);

     WHEREAS, proceeds of the sale of Receivables by the Company and Muehlstein International under the Permitted Receivables Transaction Documents (i) if such proceeds are in the form of cash, shall constitute Net Cash Proceeds and shall, to the extent provided in the First Amendment to Senior Revolving Credit Agreement, as defined in Section 2.1(h) hereof, be applied as a mandatory prepayment to the outstanding Senior Revolving Obligations or (ii) if such proceeds are in the form of promissory notes, shall be pledged to Lender for its benefit, but in all events subject to the prior pledge in favor of the Revolving Credit Agent, for the benefit of the "Secured Parties" under (and as defined in) the respective "Borrower Pledge Agreements" to which the Company and Muehlstein International are a party and which constitute a portion of the Senior Revolving Loan Documents;

     WHEREAS, Pegasus and Finsub2 plan to enter into the Multicurrency Loan Documents (as defined in Section 2.1(q) of the First Amendment to Senior Revolving Credit Agreement);

     WHEREAS, during the period that the Multicurrency Loan Documents are in effect, the loan facility evidenced by the Multicurrency Loan Documents shall replace the "Multicurrency Facility" as defined under the Senior Revolving Credit Agreement;

     WHEREAS, the Borrowers have requested that Lender (i) approve the Permitted Receivables Financing Program and the execution by the Company, Muehlstein International, Finsub and Finsub2 of the Permitted Receivables Transaction Documents, (ii) release its Liens on the Receivables sold from time to time pursuant to the Permitted Receivables Transaction Documents, (iii) enter into the Permitted Receivables Intercreditor Agreement (as defined in Section 2.1(o) below), and (iv) approve the execution by Pegasus and Finsub2 of the Multicurrency Loan Documents; and

     WHEREAS, the Company and the other Borrowers have requested the Lender to amend the Loan Agreement to effect certain amendments as described herein.

     NOW, THEREFORE, in consideration of the above premises, Holdings, the Borrowers, and Lender agree as follows:

     1. Definitions. Capitalized terms used and not otherwise defined herein have the meanings assigned to them in the Loan Agreement.

     2. Amendments to the Loan Agreement. Upon the "First Amendment Effective Date" (as defined in Section 7 below), the Loan Agreement is hereby amended as follows:

          2.1 Section 1.01. Section 1.01 of the Loan Agreement is amended as follows:

               (a) The following definition of "Average Liquidity" is added in proper alphabetical order:

                    "Average Liquidity" shall have the meaning ascribed to such term from time to time in the Senior Revolving Credit Agreement.

               (b) The definition of "Borrower Junior Pledge Agreements" is deleted in its entirety and the following definition is substituted in lieu thereof:

                    "Borrower Junior Pledge Agreements" means (i) the Junior
               Pledge Agreement dated as of the Closing Date by and between the Company and Lender, (ii) the Junior Pledge Agreement dated as of the Closing Date by and between Muehlstein International and Lender, (iii) the Junior Pledge Agreement dated as of the First Amendment Effective Date by and between Pegasus and Lender, in each case in substantially the form of Exhibit C, and
               (iv) all other pledge agreements executed by any Borrower in favor of Lender in connection with the transactions contemplated hereby, as each of the same may be amended, supplemented or otherwise modified from time to time.

               (c) The definition of "Collateral" is amended to delete the words "the initial sale" therein and to substitute in lieu thereof the words "all sales";

               (d) The following definition of "Early Amortization Event" is added in proper alphabetical order:

                    "Early Amortization Event" is defined on Schedule 1.01.7.

               (e) The definition of "Finsub" is deleted in its entirety and the following definition is substituted in lieu thereof:

                    "Finsub" means Muehlstein Financial Corporation, a Delaware corporation and a Wholly Owned Subsidiary of the Company.

               (f) The following definition of "Finsub2" is added in proper alphabetical order:

                    "Finsub2" means Polymers International Financial
               Corporation, a Delaware corporation and Wholly Owned Subsidiary of Pegasus.

               (g) The following definition of "First Amendment" is added in proper alphabetical order:

                    "First Amendment" means the First Amendment and Consent to
               Loan Agreement dated as of August 23, 1996, among Holdings, the Borrowers and Lender.

               (h) The following definition of "First Amendment to Senior Revolving Credit Agreement" is added in proper alphabetical order:

                    "First Amendment to Senior Revolving Credit Agreement" means the First Amendment, Consent and Limited Waiver to Credit Agreement dated as of August 23, 1996 by and among the various parties to the Senior Revolving Credit Agreement.

               (i) The following definition of "First Amendment Effective Date" is added in proper alphabetical order:

                    "First Amendment Effective Date" has the meaning set forth in the First Amendment.

               (j) The definition of "Intercreditor Agreement" is deleted in its entirety and the following definition of "Intercreditor Agreements" is substituted in lieu thereof:

                    "Intercreditor Agreements" means the Permitted Receivables
               Intercreditor Agreement and the Term Loan Intercreditor Agreement, and "Intercreditor Agreement" means either of them.

               (k) The definition of "Loan Documents" is amended (i) to delete in its entirety the reference therein to "Intercreditor Agreement" and substitute in lieu thereof "Intercreditor Agreements" and (ii) to add the following phrase before the period at the end of the last sentence thereof: "or the Multicurrency Loan Documents".

               (l) The following definition of "Multicurrency Lender" is added in proper alphabetical order:

                    "Multicurrency Lender" means Citibank, N.A., in its capacity as the lender under the Multicurrency Loan Documents, and its successors in such capacity.

               (m) The following definition of "Multicurrency Loan Documents" is added in proper alphabetical order:

                    "Multicurrency Loan Documents" has the meaning set forth in
               Section 2.1(q) of the First Amendment to Senior Revolving Credit Agreement, as in effect from time to time.

               (n) The definition of "Permitted Receivables Financing Program" is deleted in its entirety and the following definition is substituted in lieu thereof:

                    "Permitted Receivables Financing Program" means the
               receivables financing program evidenced by the Permitted Receivables Transaction Documents.

               (o) The following definition of "Permitted Receivables Intercreditor Agreement" is added in proper alphabetical order:

                    "Permitted Receivables Intercreditor Agreement" means the
               Intercreditor Agreement dated as of the First Amendment Effective Date among Citicorp North America, Inc., as program agent, Finsub, the Company, Bankers Trust Company, as trustee, the Revolving Credit Agent, Citibank Canada, Lender, and Ambac Indemnity Corporation, as the same may be amended, supplemented or otherwise modified from time to time.

               (p) The following definition of "Permitted Receivables Pooling and Servicing Agreement" is added in proper alphabetical order:

                    "Permitted Receivables Pooling and Servicing Agreement"
               means the Pooling and Serving Agreement dated as of the First Amendment Effective Date among Finsub, the Company and Bankers Trust Company, as trustee, as the same may be amended, supplemented or otherwise modified from time to time.

               (q) The definition of "Permitted Receivables Transaction Documents" is deleted in its entirety and the following definition is substituted in lieu thereof:

                    "Permitted Receivables Transaction Documents" means the
               Permitted Receivables Pooling and Servicing Agreement and the other agreements, documents and instruments set forth on Schedule
               1.01.7 and all other instruments, agreements and written Contractual Obligations entered into in connection with any of the foregoing, in each case as the same may be amended, supplemented or otherwise modified from time to time.

               (r) The following definition of "Series 1996-1 Supplement" is added in proper alphabetical order:

                    "Series 1996-1 Supplement" means the Series 1996- 1
               Supplement to the Permitted Receivables Pooling and Servicing Agreement, as such supplement may be amended, supplemented or otherwise modified from time to time.

               (s) The following definition of "Series 1996-2 Certificate" is added in proper alphabetical order:

                    "Series 1996-2 Certificate" means the Series 1996-2
               Certificate issued pursuant to the Series 1996-2 Supplement to the Permitted Receivables Pooling and Servicing Agreement.

               (t) The following definition of "Term Loan Intercreditor Agreement" is added in proper alphabetical order:

                    "Term Loan Intercreditor Agreement" means the Intercreditor
               Agreement dated as of the Closing Date between Lender and the Revolving Credit Agent, as the same may be amended, supplemented or otherwise modified from time to time.

               (u) The definition of "Transaction Documents" is amended to add the phrase ", the Permitted Receivables Transaction Documents, the Multicurrency Loan Documents," immediately following the reference therein to "the Senior Revolving Loan Documents".

               (v) The following definition of "Trust Early Amortization Event" is added in proper alphabetical order:

                    "Trust Early Amortization Event" is defined on Schedule
               1.01.7.

          2.2 Section 6.01(c). Section 6.01(c) of the Loan Agreement is hereby amended to delete each reference to the phrase "as of the Closing Date" therein and to substitute in lieu thereof the phrase "as of the First Amendment Effective Date".

          2.3 Section 9.01. Section 9.01 of the Loan Agreement is hereby amended as follows:

               (a) Clause (h) thereof is amended to add the phrase "and pursuant to the Multicurrency Loan Documents" immediately following the reference to "Permitted Receivables Transaction Documents" therein;

               (b) Clause (j) thereof is amended to delete in their entirety subclauses (D) and (E) thereof and substitute in lieu thereof the following:

               "(D) from any Borrower to any Subsidiary of the Company (other than Borrowers) in a principal amount, together with any Investments made (1) after the First Amendment Effective Date in Finsub and Finsub2 and (2) after the Closing Date in any such Subsidiaries of the Company (other than Finsub and Finsub2) permitted to be created or capitalized after the Closing Date under Section 9.07(b), in any Fiscal Year not to exceed the Subsidiary Investment Basket for such Fiscal Year, (E) in addition to any loans made to such Person under clause (D) above, from Pegasus to Pegasus Polymers Asia Ltd. ("PPAL") in an amount at any time outstanding not to exceed the sum of (1) $2,000,000, plus (2) the amount of dividends received by Pegasus from PPAL after the Closing Date and (F) in addition to any loans made to such Person under clauses (D) and (E) above, unless the Revolving Credit Agent has delivered the notice described in Section 9.02(ii) of the Senior Revolving Credit Agreement, from the Company or Muehlstein International to Finsub in respect of subordinated loans advanced as part of the purchase price for Receivables sold to Finsub under the Permitted Receivables Transaction Documents; provided, that no loans permitted by clauses (D) or (E) shall be made if an Event of Default or Default has occurred and is continuing;"

          2.4 Section 9.03. Section 9.03 of the Loan Agreement is hereby amended as follows:

               (a) Clause (g) thereof is amended to delete the word "and" at the end thereof;

               (b) Clause (h) thereof is amended to delete the period at the end thereof and to substitute in lieu thereof "; and"; and

               (c) The following clause (i) is added thereto:

               "(i) Liens on the Series 1996-2 Certificate held by Finsub2 and pledged to secure the obligations of Finsub2 under the Multicurrency Loan
               Documents."

          2.5 Section 9.04. Section 9.04 of the Loan Agreement is hereby amended as follows:

               (a) Clause (d) thereof is amended to delete the phrase "such Subsidiaries and Finsub" therein and to substitute in lieu thereof the phrase "such Subsidiaries, Finsub and Finsub2";

               (b) The "and" at the end of clause (e) thereof is deleted;

               (c) The period at the end of clause (f) thereof is replaced with a semi-colon; and

               (d) The following clause (g) is added thereto:

               "(g) Investments by Finsub2 in the Series 1996-2
               Certificate as contemplated by the Permitted
               Receivables Transaction Documents."

          2.6 Section 9.05(e). Section 9.05(e) of the Loan Agreement is hereby amended to delete the provisions thereof in their entirety and to substitute in lieu thereof the following:

          "(v) Accommodation Obligations incurred pursuant to the Permitted Receivables Transaction Documents and pursuant to the Multicurrency Loan Documents; and"

          2.7 Section 9.06. Section 9.06 of the Loan Agreement is hereby amended to delete the second proviso thereto and to substitute in lieu thereof "and provided, further, that cash redemptions permitted under clause (g) above shall be limited to the excess, if any, of the Average Liquidity during the thirty days immediately preceding the date set for such payment over $15,000,000".

          2.8 Section 9.07(a). Section 9.07(a) of the Loan Agreement is hereby amended to insert the following two sentences at the end of such subsection:

          "Finsub shall not engage in any business other than as contemplated by the Permitted Receivables Transaction Documents. Finsub2 shall not engage in any business other than as contemplated by the Multicurrency Loan Documents."

          2.9 Section 9.07(b). Section 9.07(b) of the LoanAgreement is hereby amended to delete the phrase "Sections 9.01(j)(D) and 9.01(j)(E) for such Fiscal Year" therein and to substitute in lieu thereof the following:

               "Sections 9.01(j)(D), 9.01(j)(E) and 9.01(j)(F)
               for such Fiscal Year; provided, further, however, in addition to such amounts, unless the Revolving Credit Agent has delivered the notice described in Section 9.02(ii) of the Senior Revolving Credit Agreement, the Company and Muehlstein International may make capital contributions to Finsub to the extent required to be made under the Permitted Receivables Transaction Documents (i) as part of the purchase price for Receivables sold to Finsub thereunder and (ii) to cause the Net Receivables Balance to equal the Required Net Receivables Balance (as each such term is defined in the Senior Revolving Credit Agreement); and provided, further, however, that Pegasus may capitalize Finsub2 by making a capital contribution to Finsub2 on the First Amendment Effective Date in an aggregate amount equal to 102% of the principal amount of the Series 1996-2 Certificate purchased by Finsub2 under the Permitted Receivables Transaction Documents (it being understood and agreed that such principal amount shall in no event exceed $25,000,000)"

          2.10 Section 9.16. Section 9.16 of the Loan Agreement is hereby amended as follows:

               (a) Clause (iii)(B) thereof is deleted in its entirety and the following is substituted in lieu thereof:

               (B) the Senior Revolving Loan Documents, the
               Common Equity Notes, the Permitted Receivables Transaction Documents, the Multicurrency Loan Documents or any documents evidencing the Permitted Subordinated Indebtedness in any respect that is adverse to the Lender, provided, that no Persons other than the Company and Muehlstein International may be added as sellers of Receivables to Finsub under the Permitted Receivables Transaction Documents. For purposes of applying the preceding clause (iii)(B), a termination of the Senior Revolving Loan Documents without replacement of the Indebtedness evidenced thereby shall be deemed an event adverse to Lender absent Lender's prior written consent thereto (without in any manner limiting Lender's right to consent in advance to the termination of the Senior Revolving Loan Documents in circumstances where the Indebtedness evidenced thereby is replaced by other Indebtedness on terms adverse to Lender).

          2.11 Section 9.20. Section 9.20 of the Loan Agreement is hereby amended to add the phrase ", the Multicurrency Loan Documents" immediately following the reference to "Loan Documents" therein.

          2.12 Section 11.01. Section 11.01 of the Loan Agreement is hereby amended as follows:

               (a) Section 11.01(e) is amended to delete the phrase "'Event of Termination' under and as defined in the Permitted Receivables Transaction Documents, or which could otherwise cause the early termination of the Permitted Receivables Financing Program" and to substitute in lieu thereof "Trust Early Amortization Event; or purchases of Receivables under the Permitted Receivables Financing Program shall have been discontinued for a period of at least five (5) consecutive Business Days".

               (b) Section 11.01(n) of the Loan Agreement is amended to delete the provisions thereof in their entirety and to substitute in lieu thereof the following:

               "(n) Intercreditor Agreements. Any party to any Intercreditor Agreements (other than Lender) shall fail to perform any material covenant or material obligation binding on such party thereunder or any Intercreditor Agreement shall cease to be in full force and effect."

     3. Amendments to Schedules and Exhibits to Loan Agreement. Upon the First Amendment Effective Date, the Schedules and Exhibits to the Loan Agreement are hereby amended as follows:

          3.1 Schedule 1.01.1. Schedule 1.01.1 to the Loan Agreement is deleted in its entirety and Annex A attached hereto and made a part hereof shall be substituted therefor.


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

          3.2 Schedule 1.01.7. New Schedule 1.01.7 to the Loan Agreement, entitled "Permitted Receivables Transaction Documents and Definitions," is added in the form of Annex B attached hereto and made a part hereof.

          3.3 Schedule 6.01-C. Schedule 6.01-C to the Loan Agreement is deleted in its entirety and Annex C attached hereto and made a part hereof shall be substituted therefor.

     4.   Lender Consents.

          4.1 As of the First Amendment Effective Date, the Lender hereby approves (i) the Permitted Receivables Financing Program and the execution, delivery and performance by the Company, Muehlstein International, Finsub and Finsub2 of the Permitted Receivables Transaction Documents, provided that, concurrently therewith, the Company and Muehlstein International shall have made a mandatory prepayment to the Revolving Credit Agent, for the benefit of the Senior Revolving Lenders, of the Net Cash Proceeds arising from the initial sale of Receivables pursuant to the Permitted Receivables Transaction Documents in an amount not less than $50,000,000,
     (ii) the transactions evidenced by the Multicurrency Loan Documents (provided, that for purposes of this Section 4.1, the term Multicurrency Loan Documents shall only refer to the forms of such documents as they exist on the First Amendment Effective Date) and the execution, delivery and performance by Pegasus and Finsub2 thereof, and (iii) to borrow funds on the First Amendment Effective Date, the proceeds of which shall be used by Pegasus to make a capital contribution to Finsub2 so that Finsub2 may pay for the Series 1996-2 Certificate.

          4.2 Lender, upon the occurrence of the First Amendment Effective Date, hereby (i) releases its Liens on the Receivables sold from time to time pursuant to the Permitted Receivables Transaction Documents (including, without limitation, all Liens on Dollar denominated Receivables of the Company and Muehlstein International which are so sold from time to time), (ii) agrees to enter into the Permitted Receivables Intercreditor Agreement and to take all actions required to be taken by Lender thereby.

     5.   [Intentionally omitted.]

     6. Representations and Warranties. Each of the Borrowers hereby represents and warrants to Lender that, as of the First Amendment Effective Date and after giving effect to this First Amendment, the First Amendment to Senior Revolving Credit Agreement, the Permitted Receivables Financing Program and the effectiveness of the Multicurrency Loan Documents:

          (a) Each of the representations and warranties contained in this Amendment, the Loan Agreement as amended hereby and the other Loan Documents are true and correct in all material respects on and as of the First Amendment Effective Date, as if then made, other than representations and warranties which expressly speak as of a different date;

          (b) No Default or Event of Default has occurred or is continuing; and

          (c) No change (other than as contemplated by the Registration Statement) in the condition (financial or otherwise), business, performance, assets, operations or prospects of the Borrowers, taken as a whole, has occurred since December 31, 1994, which change has had or is reasonably likely to have a Material Adverse Effect.

     7. First Amendment Effective Date. This First Amendment shall become effective as of the date, on or before September 30, 1996 (the "First Amendment Effective Date") when each of the following conditions shall have been satisfied:

          (a) Lender shall have received each of the following documents, in each case in form and substance satisfactory to Lender:

               (i) counterparts hereof executed by each Borrower, Holdings, and Lender;

               (ii) an Amendatory Agreement in substantially the form of Annex D attached hereto and made a part hereof;

               (iii) UCC amendment statements with respect to each UCC-1 financing statement delivered to Lender as of the Closing Date from the Company and Muehlstein International (exclusive of any such UCC-1 financing statements filed or recorded in the State of Texas), giving effect to the amendments, pursuant to the Amendatory Agreement referred to in the immediately preceding clause (ii), to the Borrower Junior Security Agreements executed by the Company and Muehlstein International;

               (iv) (A) stock certificate(s) representing 100% of the Capital Stock of Finsub, together with stock powers (executed in blank) therefor shall have been delivered to the Revolving Credit Agent, (B) all subordinated promissory notes issued to the Company and Muehlstein International pursuant to the Permitted Receivables Transaction Documents, endorsed in blank, shall have been delivered to the Revolving Credit Agent, (C) replacements for the applicable exhibits to the Borrower Junior Pledge Agreements executed by the Company and Muehlstein International reflecting the pledge of the property described in subclauses

          (A) and (B) above, and (D) an acknowledgement of pledge executed by Finsub;

               (v) (A) a Junior Pledge Agreement executed by Pegasus, in substantially the form of Exhibit D to the Loan Agreement, (B) stock certificate(s) representing 100% of the Capital Stock of Finsub2, together with stock powers (executed in blank) therefor shall have been delivered to the Revolving Credit Agent, and (C) an acknowledgement of pledge executed by Finsub2;

               (vi) a fully executed copy of the Permitted Receivables Intercreditor Agreement;

               (vii) a copy of each of the Permitted Receivables Transaction Documents, certified as of the First Amendment Effective Date by the Secretary or an Assistant Secretary of the Company (A) to be a true, correct and complete copy of each such document and (B) not to have been amended or rescinded;

               (viii) a copy of each of the Multicurrency Loan Documents, certified as of the First Amendment Effective Date by the Secretary or an Assistant Secretary of Pegasus (A) to be a true, correct and complete copy of each such document and (B) not to have been amended or rescinded;

               (ix) a certificate of the chief executive officer, chief financial officer or treasurer of the Company executed and delivered on behalf of the Borrowers certifying that all conditions precedent required to be satisfied by Holdings, the Company, the other Borrowers or any Subsidiary Guarantor for the effectiveness of this First Amendment have been satisfied;

               (x) a certificate of the Secretary or Assistant Secretary of Holdings, each Borrower, Finsub and Finsub2 dated the First Amendment Effective Date certifying (A) the names and true signatures of the incumbent officers of such Persons authorized to sign this Amendment and the other Transaction Documents executed in connection with this Amendment to which it is a party, (B) the By-laws of such Person as in effect on the date of such certification, (C) the resolutions of such Person's Board of Directors approving and authorizing the execution, delivery and performance of this Amendment and the other Transaction Documents executed in connection with this Amendment to which it is a party and (D) the Articles or Certificate of Incorporation, certified by the applicable Government Authority, if not previously delivered to Lender, or that there have been no changes in the Certificate or Articles of Incorporation of such

          Person since the date of the most recent certification thereof by the Secretary of State of the applicable State delivered to Lender;

               (xi) Good Standing Certificates relating to the Borrowers, the Subsidiary Guarantors, Finsub and Finsub2 in the jurisdictions set forth on Annex E attached hereto and made a part hereof; and

               (xii) A favorable opinion of McDermott, Will & Emery, counsel to the Borrowers, Subsidiary Guarantors, Finsub and Finsub2, in form and substance satisfactory to Lender, and a letter entitling Lender to rely on any opinion or opinions delivered by McDermott, Will & Emery in connection with the Permitted Receivables Transaction Documents; and

               (xiii) such additional documentation as Lender may reasonably request.

          (b) All conditions to the effectiveness of the First Amendment to Senior Revolving Credit Agreement, as set forth in Section 7 to the First Amendment to Senior Revolving Credit Agreement, shall have been satisfied.

          (c) Lender shall be satisfied that: (i) the Permitted Receivables Transaction Documents and the Multicurrency Loan Documents shall have been duly approved and executed and delivered by the parties thereto in form and substance satisfactory to Lender, and (ii) all conditions precedent to closing under the Permitted Receivables Transaction Documents and the Multicurrency Loan Documents have been satisfied (and no modification or waiver of any such condition shall have been made without the consent of Lender) and such documents are, or simultaneously with the execution hereof, will be in full force and effect.

          (d) No law, regulation, order, judgment or decree of any Governmental Authority shall, and Lender shall not have received any notice that litigation is pending or threatened which is likely to, enjoin, prohibit or restrain the consummation of the transactions contemplated by this First Amendment, except for such laws, regulations, orders or decrees, or pending or threatened litigation that in the aggregate could not reasonably be expected to result in a Material Adverse Effect.

          (e) Each of the representations and warranties contained in this Amendment, the Loan Agreement as amended hereby and the other Loan Documents shall be true and correct in all material respects on and as of the First Amendment Effective Date, as if then made, other than representations and warranties which expressly speak as of a different date.

          (f) All corporate and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Amendment shall be satisfactory in all respects in form and substance to Lender.

          (g) No Event of Default or Default shall have occurred and be continuing on the First Amendment Effective Date.

     8.   Reference to and Effect on the Loan Documents.

          (a) Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Loan Agreement as amended hereby to "this Agreement", "hereunder", "hereof" or words of like import, and each reference in the other Loan Documents to the Loan Agreement, shall mean and be a reference to the Loan Agreement as amended hereby.

          (b) Except as specifically amended above, all of the terms of the Loan Agreement and all other Loan Documents shall remain unchanged and in full force and effect.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of Lender under the Loan Agreement or any of the Loan Documents, nor constitute a waiver of any provision of the Loan Agreement or any of the Loan Documents.

     9. Costs and Expenses. The Borrowers jointly and severally agree to pay upon demand in accordance with the terms of Section 13.02 of the Loan Agreement all reasonable costs and expenses of Lender in connection with the preparation, reproduction, negotiation, execution and delivery of this Amendment and all other Loan Documents entered into in connection herewith, including, without limitation, the reasonable fees, expenses and disbursements of Gammage & Burnham, counsel for Lender with respect to any of the foregoing.

     10. Miscellaneous. This First Amendment is a Loan Document. The headings herein are for convenience of reference only and shall not alter or otherwise affect the meaning hereof.

     11. Counterparts. This First Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.

     12. GOVERNING LAW. THIS FIRST AMENDMENT SHALL BE INTERPRETED, AND THE RIGHTS AND LIABILITIES OF THE PARTIES

HERETO AND TO THE LOAN AGREEMENT AS AMENDED HEREBY DETERMINED, IN ACCORDANCE WITH THE LAW OF THE STATE OF NEW YORK.




     IN WITNESS WHEREOF, Lender, the Borrowers and Holdings have caused this First Amendment to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                        H. MUEHLSTEIN & CO., INC.


                                                       By: _____________________
                                             Name:
                                             Title:

                                        PEGASUS POLYMERS
                                        INTERNATIONAL INC.


                                                       By: _____________________
                                             Name:
                                             Title:


                                        MUEHLSTEIN INTERNATIONAL,
                                        LTD.


                                                       By: _____________________
                                             Name:
                                             Title:


                                        MUEHLSTEIN HOLDING
                                        CORPORATION


                                                       By: _____________________
                                             Name:
                                             Title:


                                        FINOVA CAPITAL CORPORATION


                                                       By: _____________________
                                             Name:
                                             Title:


                                     CONSENT

     This Consent is attached to and made a part of that certain First Amendment and Consent to Loan Agreement (the "First Amendment") dated as of August 23, 1996 between Muehlstein Holding Corporation, H. Muehlstein & Co., Inc., Pegasus Polymers International Inc., and Muehlstein International, Ltd. (collectively as "Borrowers") and FINOVA Capital Corporation ("Lender"). Terms used herein with initial capital letters, and not otherwise defined herein, shall have the meanings given such terms in the First Amendment.

     The undersigned, constituting not less than the "Requisite Lenders" as such term is defined in the Term Loan Intercreditor Agreement, hereby consent, pursuant to Section 5.9 of the Term Loan Intercreditor Agreement, to the execution and delivery of the First

Amendment and of each other document or instrument referred to therein, including without limitation the Amendatory Agreement and the Borrower Junior Pledge Agreement, which are to be entered into between the parties thereto or otherwise become effective as of the First Amendment Effective Date.

     No other or future consent is given hereby, and the undersigned hereby expressly reserve their right, to the extent set forth in Section 5.9 of the Term Loan Intercreditor Agreement, to consent to any future amendments, modifications, or supplementations to any of the "Term Loan Documents," as such term is defined in the Term Loan Intercreditor Agreement.

                                        CITICORP USA, INC.

                                   By: __________________________
                                       Name:
                                       Title:


                                        HELLER FINANCIAL, INC.

                                   By: __________________________
                                       Name:
                                       Title:


                                        NATIONSBANK, N.A.

                                   By: __________________________
                                       Name:
                                       Title:


                                        CITIBANK, N.A.

                                   By: __________________________
                                       Name:
                                       Title:


                                        CITIBANK CANADA

                                   By: __________________________
                                       Name:
                                       Title:

                                     ANNEX A
                                       TO
                          FIRST AMENDMENT AND CONSENT



                      New Schedule 1.01.1 to Loan Agreement

                                Payment Accounts

                                [To be attached]

                                     ANNEX B
                                       TO
                          FIRST AMENDMENT AND CONSENT



                      New Schedule 1.01.7 to Loan Agreement


Permitted Receivables Transaction Documents

     [To be inserted]

Applicable Definitions

     "Early Amortization Event" means [to be inserted from the final Series 1996-1 Supplement].

     "Net Receivables Balance" means [to be inserted from final Pooling and Servicing Agreement].

     "Required Net Receivables Balance" means [to be inserted from final Pooling and Servicing Agreement].

     "Trust Early Amortization Event" means [to be inserted from final Pooling and Servicing Agreement].

[Other definitions used in the above definitions to be inserted from final Permitted Receivables Transaction Documents]

                                     ANNEX C
                                       TO
                          FIRST AMENDMENT AND CONSENT



                      New Schedule 6.01-C to Loan Agreement


                                [To be attached]

                                     ANNEX D
                                       TO
                          FIRST AMENDMENT AND CONSENT



                          Form of Amendatory Agreement


                                [To be attached]

                                     ANNEX E
                                       TO
                          FIRST AMENDMENT AND CONSENT



                           Good Standing Jurisdictions

Company Good Standing Certificates

     Connecticut
     New York

Muehlstein International Good Standing Certificates

     Connecticut
     New York

Pegasus Good Standing Certificates

     Connecticut

Finsub1 Good Standing Certificates

     Connecticut
     Delaware

Finsub2 Good Standing Certificates

     Connecticut
     Delaware